UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Name of Registrant as Specified in its charter)

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NOTICE TO AVOID ADJOURNMENT

OF ANNUAL MEETING

Action Requested

Dear Stockholder:

On behalf of KBS Real Estate Investment Trust II (the “REIT”), I thank you for taking the time to vote your shares in connection with the Annual Meeting of Stockholders to be held on March 5, 2020.

To avoid the cost and time required to adjourn our annual meeting in order to obtain a sufficient number of favorable votes to pass certain proposals, we are writing stockholders who elected not to support these proposals to request that you reconsider your vote. We need a majority of favorable votes to pass these proposals and to avoid the costs the REIT would incur of adjourning and rescheduling the meeting and engaging our proxy solicitor to continue with mailings and phone calls.

Enclosed is a proxy card along with instructions for voting by mail, online or by phone. The REIT’s board of directors believes all proposals are in the best interests of stockholders. Your vote “FOR” all proposals is requested. If you have any questions, please feel free to call our proxy help line at (844) 858-7384.

Sincerely,

Charles J. Schreiber Jr.

CEO, KBS Real Estate Investment Trust II

NOTICE TO AVOID ADJOURNMENT

OF ANNUAL MEETING

Action Requested

Dear Stockholder:

On behalf of KBS Real Estate Investment Trust II (the “REIT”), I am writing to inform you that we are short the necessary votes needed to pass certain proposals at our Annual Meeting of Stockholders to be held on March 5, 2020.

To avoid the cost and time required to adjourn our annual meeting in order to obtain a sufficient number of favorable votes to pass certain proposals, we are writing unvoted stockholders to request your vote. We need a majority of favorable votes to pass these proposals and to avoid the costs the REIT would incur of adjourning and rescheduling the meeting and engaging our proxy solicitor to continue with mailings and phone calls.

Enclosed is a proxy card along with instructions for voting by mail, online or by phone. The REIT’s board of directors believes all proposals are in the best interests of stockholders. Your vote “FOR” all proposals is requested. If you have any questions, please feel free to call our proxy help line at (844) 858-7384.

Sincerely,

Charles J. Schreiber Jr.

CEO, KBS Real Estate Investment Trust II

At the annual meeting, we will seek your approval of, among other proposals, a plan of complete liquidation and dissolution of the Company on the terms described in the proxy statement (the “Plan of Liquidation”), and certain amendments to the Company’s charter (the “Charter Amendment Proposals”).

The board of directors has unanimously approved each of the proposals and recommends that you vote “FOR” each of the proposals described in the definitive proxy statement.

Below is a brief summary of the Charter Amendment Proposals. This summary may not provide all of the information that may be important to you with respect to the Charter Amendment Proposals and stockholders are urged to read the definitive proxy statement carefully and in its entirety for important information about the proposals.

Summary Reasons for the Charter Amendment Proposals

Indemnification Proposal

•

This is an amendment to eliminate (i) conditions and limitations on our exculpation and indemnification of our present or former directors and our advisor and its affiliates and (ii) limitations on our ability to reimburse our present or former directors and our advisor or its affiliates for reasonable legal expenses and other costs, each of which had previously been required by state securities laws in connection with our initial public offering.

•

The proposed amendment provides that we will exculpate and indemnify our present and former directors and officers to the maximum extent permitted by Maryland General Corporation Law, our state of incorporation, and provides us the ability to exculpate and indemnify our advisor and its affiliates without the restrictions imposed by state securities laws.

•

We believe the amendment is appropriate because we can only act through our directors and officers. When they act in their capacity as directors and officers, our directors and officers are acting for and on behalf of the Company and not for their own account.

•	In the absence of exculpation and indemnification, we would be shifting the risks from those actions onto our directors and officers while internalizing the benefits from them.

•

The Indemnification Proposal does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct or from our officers if they fail to satisfy their duties under Maryland law or from our advisor if it fails to satisfy its duties under the charter. In addition, the Indemnification Proposal would allow for indemnification of our present and former directors and officers and our advisor and its affiliates in circumstances where indemnification is currently conditioned or limited by the charter.

The Reporting Proposal

•

This is an amendment to eliminate the charter requirement to distribute a specific report with audited financial statements, related-party and other information to stockholders each year, that had previously been required by state securities laws in connection with our initial public offering.

•

Even if the Reporting Proposal is approved and the charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would require that the SEC grant us relief from certain reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If the Plan of Liquidation is approved, in order to curtail expenses, we may, after filing our Articles of Dissolution, seek relief from the SEC from certain reporting requirements under the Exchange Act. The SEC would likely only grant us relief from these reporting requirements after we had satisfied, or made provision to satisfy, all of our known and contingent liabilities, completed the liquidation of all of our operating assets and distributed substantially all of our net proceeds from liquidation, other than amounts we have accrued for known, contingent and potential unknown expenses and liabilities in liquidation.

•

We anticipate that, if we seek such relief and it is granted, we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution, along with any other reports that the SEC might require, but would discontinue filing annual and quarterly reports on Forms 10-K and 10-Q.

The Roll-Up Definition Proposal

•

As required by state securities laws in connection with our initial public offering, Section 9.14 of the charter imposes procedural protections relating to “roll-up transactions,” which are generally defined as transactions involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Company and the issuance of securities of another entity to the stockholders of the Company.

•	Among other provisions, our charter provides that, in a roll-up transaction, stockholders who vote against the transaction must be given the choice of:

(i)	accepting the securities of the roll-up entity; or

(ii)

either (a) remaining as stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously, or (b) receiving cash in an amount equal to their proportionate share of the appraised value of the Company.

•

If all of our assets are not sold or distributed within 24 months after the approval of the Plan of Liquidation by our stockholders, we may desire to transfer any assets not sold or distributed to a liquidating trust, which may be necessary to avoid losing our status as a REIT.

•

If the distribution of beneficial interests in a liquidating trust were deemed to be a “roll-up transaction,” we might not be able to distribute interests in a liquidating trust because of the charter provisions.

The Operating Expenses Proposal

•

If approved, the Operating Expenses Proposal would specifically remove from the charter the limitation on total operating expenses to amounts that do not exceed the greater of 2% of the Company’s average invested assets or 25% of the Company’s net income for the four consecutive fiscal quarters then ended unless the Company’s conflicts committee has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses is justified. This limitation was also required by state securities laws in connection with our initial public offering.

•

Given the expected disposition costs and fees related to future dispositions of real estate, the estimated corporate and other liquidation and dissolution costs of implementing the Plan of Liquidation, and the Company’s decreasing portfolio of properties and revenues as a result of property sales, relative to certain general and administrative expenses that are fixed or do not decrease proportionately based on the Company’s portfolio size and revenues, we do not believe we will be able to remain in compliance with the current charter limitation on total operating expenses throughout the liquidation process without express findings by the conflicts committee that a higher level of expenses is justified.

The four Charter Amendment Proposals are each separate proposals and the Charter Amendment Proposals are separate from the Plan of Liquidation proposal. If any of the four individual Charter Amendment Proposals are not approved by our stockholders, we will omit the proposed changes from the charter amendment with respect to any proposal not approved and such changes will not become part of the amended charter.

Cautionary Note Regarding Forward-Looking Statements

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The appraisal methodology used for the Company’s properties that were appraised as part of the valuation process (the “Appraised Properties”) assumes the Appraised Properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the Appraised Properties, with respect to CBRE, and the valuation estimates used in calculating the estimated value per share, with respect to the Company and our advisor, are the respective party’s best estimates as of September 30, 2019 or November 13, 2019, as applicable, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the Appraised Properties and the estimated value per share.

If the Plan of Liquidation is approved by the Company’s stockholders, there are many factors that may affect the amount of liquidating distributions the Company will ultimately pay to its stockholders, including, among other things, the ultimate sale price of each asset, changes in market demand for office properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising hereafter. No assurance can be given as to the amount of liquidating distributions the Company will ultimately pay to its stockholders. If the Company underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the Company’s stockholders could be less than estimated.

The forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain and/or improve occupancy levels and rental rates at its real estate properties; the Company’s ability to sell its real estate properties at the times and at the prices it expects; the Company’s ability to successfully negotiate modifications, extensions or any needed refinancings of its debt obligations; and other risks identified in the Company’s Proxy Statement, filed with the SEC on December 9, 2019, in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019, each as filed with the SEC. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share and net proceeds from liquidation.

IMPORTANT INFORMATION FOR STOCKHOLDERS

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On December 9, 2019, the Company filed its definitive Proxy Statement for its Annual Meeting of Stockholders with the SEC. The definitive Proxy Statement has been sent or given to the Company’s stockholders and contains information about the proposals to be voted on by the Company’s stockholders at the Annual Meeting of Stockholders, including information relating to the Plan of Liquidation referenced herein. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS TO BE VOTED ON BY THE COMPANY’S STOCKHOLDERS AT THE ANNUAL MEETING OF STOCKHOLDERS. Stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (which was sent or given to the Company’s stockholders with the definitive Proxy Statement), free of charge at the SEC’s website, www.sec.gov, on the Investor Information page of the Company’s website at www.kbsreitii.com, by directing a request by mail to KBS Capital Markets Group Investor Relations, 800 Newport Center Drive, Suite 700, Newport Beach, CA 92660, or by calling the Broadridge proxy help line at (844) 858-7384.

PARTICIPATION IN THIS SOLICITATION

The Company, its directors and executive officers, our advisor and the advisor’s officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposals to be voted on at the Annual Meeting of Stockholders, including the Plan of Liquidation. Information regarding the Company, its directors and executive officers and our advisor, including detailed information regarding the interests of such entities or persons in the solicitation, is included in the Company’s Proxy Statement. Stockholders may obtain the Proxy Statement and other relevant documents free of charge as described above.